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                                                                    Exhibit 3.68


STATE OF MINNESOTA                                                           003
SECRETARY OF STATE                                                 [STAMP #7263]

[MINNESOTA SEAL]
ARTICLES OF INCORPORATION                         STATE OF MINNESOTA
BUSINESS AND NONPROFIT CORPORATIONS               DEPARTMENT OF STATE
                                                         FILED
                                                    DECEMBER 22 1998
PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK.         Joan Anderson Growe
                                                   Secretary of State

Please read the directions on the reverse side before completing this form. All information on this form is public information.

The undersigned incorporator(s) is an (are) individual(s) 18 years of age or older and adopt the following articles of incorporation to form a (mark ONLY one):

/X/ FOR-PROFIT BUSINESS CORPORATION            / / NONPROFIT CORPORATION
     (Chapter 302A)                                 (Chapter 317A)


                             ARTICLE I        NAME

The name of the corporation is:

REALTY LOL, INC.
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(Business Corporation names must include a corporate designation such as
Incorporated, Corporation, Company, Limited or an abbreviation of one of those words.)


            ARTICLE II          REGISTERED OFFICE ADDRESS AND AGENT

The registered office address of the corporation is:

4001 LEXINGTON AVE. N., ARDEN HILLS, MN 55126
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(A complete street address or rural route and rural route box number is required; the address cannot be a P.O. Box) City State Zip

The registered agent at the above address is:

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Name: (Note: You are not required to have a registered agent.)

                          ARTICLE III           SHARES

The corporation is authorized to issue a total of 1 shares.
(If you are a business corporation you must authorize at least one share. Nonprofit corporations are not required to have shares.)

                       ARTICLE IV          INCORPORATORS

I (We), the undersigned incorporator(s) certify that I am (we are) authorized to sign these articles and that the information in these articles is true and correct. I (We) also understand that if any of this information is intentionally or knowingly misstated that criminal penalties will apply as if I (we) had signed these articles under oath. (Provide the name and address of each incorporator. Each incorporator must sign below. List the incorporators on an additional sheet if you have more than two incorporators.)

JOHN REBANE  4001 LEXINGTON AVE. N., ARDEN HILLS, MN 55126     /s/ John Rebane
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Name           Street                   City     State   Zip      Signature


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Name           Street                   City     State   Zip      Signature


Print name and phone number of person to be contacted if there is a question about the filing of these articles.


ANDREA BENNETT                          (651) 481-2839
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Name                                    Phone Number

                                                             03930254 Rev. 11/98
597776